UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2004

SIFCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950

(State or other jurisdiction of incorporation or organization)	(Commission File	(I.R.S. Employer Identification No.)
Number)

970 East 64th Street, Cleveland Ohio		44103

(Address of principal executive offices)		(Zip Code)

     Registrant’s telephone number, including area code: (216) 881-8600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communication pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.12 SIFCO Industries, Inc.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 14, 2004, SIFCO Turbine Components Limited, a wholly owned subsidiary of SIFCO Industries, Inc. (the “Company”), completed a transaction to sell a building and land that is part of the Company’s Turbine Component Services and Repair Group’s Irish operations to John Cleary, Colin Cleary and John Cleary, Jr. unrelated third parties, for € 6,500,000. The transaction was initially to close on September 30, 2004, but the closing date was subsequently changed to October 14, 2004 by mutual agreement.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
10.12	Form of Tender, Conditions of Tender, Conditions of Sale and General Conditions of Sale dated June 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: October 19, 2004	/s/ Frank A. Cappello
Frank A. Cappello
Vice President-Finance and
Chief Financial Officer
(Principal Financial Officer)

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